DISCLAIMER STATEMENT

While we believe that all information herein is accurate, there could be either errors or changes not captured since its composition. Except for historical information presented in this slide show, any forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. These risks and uncertainties include, but are not limited to, the following: overall conditions in the semiconductor market; the expansion of the consumer digital entertainment electronics market; our ability to introduce new products on a timely basis and to deliver products that perform as anticipated; risks associated with international sales and international contractors; the failure to place orders consistent with forecasts; our expectations regarding cost structure; pricing pressures; hardware or software deficiencies; our dependence on subcontractors for assembly, manufacturing, packaging and testing functions; our ability to make continued investments in research and development; foreign currency fluctuations; the retention of key employees; acceptance of powerline communication technology by consumers; progress of competing technologies such as wireless; potential regulatory hurdles; limited operating history of the company; reliance on third parties in our semiconductor development and fabrication; long development cycles and the availability of financing necessary to fund development, production and sales. and the availability of financing. These and other factors affecting the company are discussed in more detail in CDKN's reports filed with the Securities and Exchange Commission. We disclaim any duty to update this information.

arkados inc.

Unified • Ubiquitous • Unique

Powerline Communication Semiconductors

– The Trend –

Entertainment + Communications + Computing

"Two megatrends in home computing-wireless networking and the digitization of music and video-are beginning to collide."
- Linley Gwennap, EE Times

- Converging and Going Digital
  - HDTV/Home Theater/VoIP/Internet/Gaming



"By 2010, virtually all entertainment and media will be in a digital format."
- Kevin Carton, PricewaterhouseCoopers' Entertainment & Media Practice

- "Unwired" delivery mechanisms
  - High-speed/Easy-to-use/Secure
  - Whole-house coverage

The Converged Market

- 104 Million CE-centric units in 2006

PARKS ASSOCIATES


Products Connected in CE-Centric
Home Entertainment Networks, in Millions
(U.S. Households)
Network-Capable Entertainment Nodes (MM)
125
100
75
50
25
0
8
17
29
47
73
104
2001
2002
2003
2004
2005
2006
Source: Networks in the Home: Analysis and Forecasts (Third Edition)
© 2002 Parks Associates

- 48 Million entertainment networking ICs in 2008

ABIresearch



The Enabling Technology

Transform Power Lines into a Broadband Network



"Yes, it works!"

The New York Times
Forbes.com
SCIENTIFIC AMERICAN
PCWORLD.COM
PC MAGAZINE
EDN
InformationWeek
THE WALL STREET JOURNAL
BusinessWeek

"Every power plug in your home becomes a broadband connection. It's starting to look like a very viable technology. We're very excited."

-Edmond Thomas, chief of the FCC's Office of Engineering and Technology, January 16, 2003, reported by David Ho, Associated Press

Arkados, Inc.

Arkados is a fabless semiconductor company

- A wholly-owned subsidiary of CDKnet.com (OTC BB: CDKN)
- Designs, develops, markets, and sells technology and solutions enabling broadband communications over standard electricity lines ("the powerline network")
- Has developed a re-configurable hardware and software platform for high-speed transmission of converged multimedia, voice, and data traffic over AC electrical wires
- HomePlug Board of Directors Member and active contributor

The Team

- Oleg Logvinov, President & CEO
- Kirk Warshaw, CFO
- Michael Macaluso, VP of Engineering
- Brion Ebert, Director of Operations
- Jim Reeber, Director of Marketing
- Sean Wei, Senior ASIC Engineer

Arkados' team is one of the most experienced teams in the powerline communication industry.

Programmable² based Products

Single Design

- **Many Applications**

Single Chip

- **Many Designs**

Unified Platform

- **Many Chips**


Access
In-Home
MDU/MTU
SDRAM
FLASH
UART
USB
ENET
EN-HN1100
PLC AFE
IEEE 1394
arkados

Sales & Marketing Channels

Arkados' Technology and Products

Advance Development Partnerships



- ❑ Create product focus
- ❑ Reduce upfront s&m expenses
- ❑ Accelerate volume sales through early commitments
- ❑ Create incremental development revenues

S&M Partnerships



- ❑ Improve credibility
- ❑ Reduce upfront s&m expenses
- ❑ Accelerate volume sales through incumbency of the customer base
- ❑ Local customer support and account management

Direct Sales



HomePlug 1.X & AV "Food Chain"

→ OEMs → VARs → Retailers, Service Providers


LCD
PDA
GPIO
SDRAM
FLASH
UART
Printer
scanner
USB
pc
USB
ENET
IEEE 1394
Video Monitor
DSL/Cable Modem/Router
PLC AFE
Network Storage
camera

OEMs

Sony
Panasonic
Siemens
Microsoft
Sharp
3Com
Linksys
Netgear
Philips
Phonex Broadband
Sharp
Samsung
Sanyo
Asoka
Thompson
Telkonet
3Com
XAVi
Intel
Nortel
IBM
Motorola
Alcatel
Aztech
SOHOware

VARs

Dell
Hewlett-Packard
Compaq
Gateway
Ericsson
Farallon
xNetworks
…

Retailers, Service Providers

Retailers
- RadioShack
- CompUSA
- Circuit City
- Best Buy
- J&R
- Sears

Branded Channels
- AOL
- Earthlink
- Road Runner
- COMCAST
- CableVision
- Verizon
- MTV Networks
- MSN
- Yahoo!
- AT&T Worldnet

Hospitality
- Bass Hotels & Resorts
- Ramada Hotels
- Choice Hotels
- Best Western
- Accor
- Hyatt

List of companies is for illustration purposes only

Potential Markets


Multi-Dwelling & Multi-Tenant Units
(MDU/MTU)
Meter
work & internet
telephony
entertainment
smart appliances
Broadband Powerline
In-home
Last Mile
Last 1000 Feet
Last 100 Feet

The In-home Market

Entertainment + Communications + Computing

In-Home Networking & Audio/Video Market

- **HomePlug 1.0** Products Available Now



NETGEAR
BELKIN
LINKSYS
SIEMENS
D-Link
IOGEAR

- **HomePlug AV** MRD objectives…
  - best solution for high quality video distribution
    (HDTV, home-theater audio, gaming, networking, Internet)
  - secure connectivity & robust quality-of-service
  - competitive cost with alternatives
- **2008: 104M units / 48M powerline ICs**
  Parks/ABI

HomePlug

Moving from 1.0 to AV Technology


HomePlug 1.0
HomePlug AV

- **The Media reports…**
  - A great alternative to pulling ethernet cables through a home or office
  - Fewer security and performance concerns than wireless
  - PowerLine WiFi access point is the answer to the prayers of people trying to extend the coverage area of a wireless network.

GLOBEANDMAIL.COM

- **Opens large new market**
  - "Traditional" Home Networking
  - Digital Entertainment
- **Arkados…**
  - HomePlug BoD member
  - Members of Arkados' team participated in in the Alliance since its inception
  - Portfolio of multimedia networking features

HomePlug AV

Networking + ***High-Definition*** Digital Entertainment


International
CES
HomePlugAV

"Wireless technologies such as 802.11 are part of the solution.

BUT, getting a wireless network to reach every room in your house is still a challenge.

Well, in fact, every room in your home has already been wired for electrical power.

So why not create a network by simply using the wiring that's already there?

Well, that's the vision of the HomePlug association."

Dr. Paul Liao
Panasonic's CTO, North America
at CES 2004

In-Home Powerline Competition

- **HomePlug 1.X Standard Based**
  - Intellon
  - Maxim
  - Conexant

- **Other technologies**
  - Proprietary powerline technologies
  - Wireless Networking
  - Multimedia Over Cable
  - Wired Networking

Disclaimer: Competitors listed above are based on the information publicly known to us. There may be other entrants into this market who have not publicly announced their intentions.

Broadband Powerline Market

Bringing Broadband to Homes and Businesses

Bush on BPL

June 24, 2004

"We need to use our power lines better. They go everywhere. It seems to make sense, doesn't it, if what you're looking for is avenues into the home. Well, electricity goes into the home. And so one great opportunity is to spread broadband throughout America via our power lines."


AMERICA'S INNOVATION
AMERICA'S
INNOVATION
ECONOMY



Remarks by the President on Innovation, U.S. Department of Commerce, Washington, D.C., June 24, 2004. White House photos by Tina Hagar.

Broadband Access Market



"DEVELOPED" WORLDWIDE MARKETS

We believe that as one of the three major last-mile technologies, BPL could gain a substantial market share.

"DEVELOPING" WORLDWIDE MARKETS

We believe BPL has an opportunity to bring Internet and Voice over IP communication into places not currently equipped with an alternative communications infrastructure.

"During the next five years, the number of broadband households will grow at a 31.3 percent CAGR, surpassing the 300 million mark for the first time in 2008."

PRICEWATERHOUSECOOPERS GLOBAL ENTERTAINMENT AND MEDIA OUTLOOK: 2004-2008

HomePlug Powerline Alliance

UPLC UNITED POWER LINE COUNCIL

PUA PLC Utilities Alliance

IEEE

plcforum

PLCA The Power Line Communications Association

Organizations and Alliances involved with BPL standardization efforts.

Percentage of Homes Connected to Power, Phones, and Cable


100%
50%
10%
% of Homes
Power
Telephone
Cable TV
Power
Telephone
Cable TV
US
Worldwide

Sources: Reed Wasden Research, The U.S. Energy Information Administration (EIA), The Center for Media Education all 2001

Access Powerline Competition

- Early stages of BPL standard development
  - **Proprietary technologies**
    - Ascom
    - DS2
    - ITRAN
    - SPIDCOM

- Other technologies
  - xDSL
  - Cable
  - WiMAX
  - Optical based solutions (FTTH, FTTC, xPON, etc.)

Disclaimer: Competitors listed above are based on the information publicly known to us. There may be other entrants into this market who have not publicly announced their intentions.

MDU/MTU Market

Bringing the Internet into Buildings

MDU/MTU Market


Satellite
Broadband
Wireless
Broadband
Wired
Broadband

All units in the building are connected to the power distribution network.
Seamless Interworking with existing broadband access technologies

"1 million MDU in-building broadband subscribers by the end of 2004, these subscribers will grow ten-fold by the end of 2008."

In-Stat MDR Multi-band: Markets for Shared Broadband Access - Part Two: Residential (MDU)

MDU/MTU Powerline Competition

- **HomePlug 1.X Standard Based**
  - Intellon
  - Maxim
  - Conexant
- **Other technologies**
  - Proprietary powerline technologies
  - HomePNA
  - xDSL
  - Cable
  - Wired Ethernet

Disclaimer: Competitors listed above are based on the information publicly known to us. There may be other entrants into this market who have not publicly announced their intentions.

arkados

The Opportunity with Arkados

- Arkados is focused on bridging the gap between digital entertainment and the most ubiquitous way of networking: powerline communication

- Arkados is at the center of three major growing powerline communication markets
  - In-home networking
  - Broadband Powerline (BPL)
  - MDU/MTU Networks

- Customer-focused Products and Implementations that have a potential of reducing time to market and costs

·arkados·™

www.arkados.com
948 US Highway 22
North Plainfield, NJ 07060
Phone: (908) 769-3232
Fax: (908) 769-0206
info@arkados.com

Q&A

DISCLAIMER STATEMENT

While we believe that all information herein is accurate, there could be either errors or changes not captured since its composition. Except for historical information presented in this slide show, any forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. These risks and uncertainties include, but are not limited to, the following: overall conditions in the semiconductor market; the expansion of the consumer digital entertainment electronics market; our ability to introduce new products on a timely basis and to deliver products that perform as anticipated; risks associated with international sales and international contractors; the failure to place orders consistent with forecasts; our expectations regarding cost structure; pricing pressures; hardware or software deficiencies; our dependence on subcontractors for assembly, manufacturing, packaging and testing functions; our ability to make continued investments in research and development; foreign currency fluctuations; the retention of key employees; acceptance of powerline communication technology by consumers; progress of competing technologies such as wireless; potential regulatory hurdles; limited operating history of the company; reliance on third parties in our semiconductor development and fabrication; long development cycles and the availability of financing necessary to fund development, production and sales. and the availability of financing. These and other factors affecting the company are discussed in more detail in CDKN's reports filed with the Securities and Exchange Commission. We disclaim any duty to update this information.